SUPPLEMENT TO THE CLASS R6 PROSPECTUSES
OF
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Diversified Income Builder Fund
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Discovery Fund
Wells Fargo Enterprise Fund
Wells Fargo Special Mid Cap Value Fund
(each a “Fund”)

Effective immediately, sections entitled “Share Class Features” are amended to add the following information:

Share Class Features The introductory paragraph will be deleted and replaced with the following:

The table below summarizes the key features of the share class offered through this Prospectus. Please note that if you purchase shares through an intermediary that acts as a broker on your behalf, you may be required to pay a commission to your intermediary in an amount determined and separately disclosed to you by the intermediary. Consult your financial professional for further details.

May 1, 2020	AF6R050/P507R6S